J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated June 14, 2019

to the Prospectus dated March 11, 2019

Effective on or about July 15, 2019, the third paragraph under “Purchase and Redemption of Shares — Pricing Shares” will be replaced with the following:

NAV is calculated each business day as of 3:00 p.m. ET (the time at which the Underlying Index is valued). It is anticipated that the time the Underlying Index is valued may be moved to 4:00 p.m. ET in the future, and if that occurs, the NAV calculation time for the Fund will move to 4:00 p.m. ET as well. On occasion, the Cboe BZX Exchange, Inc., the Fund’s listing exchange (the Exchange), will close before its regular closing time. When that happens, NAV will be calculated as of the time the Exchange closes if that time is earlier than 3:00 p.m. ET. The Fund will not treat an intraday unscheduled disruption or closure in the Exchange trading as a closure of the Exchange and will calculate NAV as of 3:00 p.m. ET if the particular disruption or closure directly affects only the Exchange. The price at which a purchase of a Creation Unit is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-BBUSABETF-619